UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

NETCAPITAL INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

NETCAPITAL INC.

1 Lincoln Street,

Boston, MA 02111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 24, 2024

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of Netcapital Inc., a Utah corporation (together with its subsidiaries, the “Company,” “Netcapital,” “we,” “us” or “our”), which will be held on July 24, 2024, at 10:30 am ET. The Special Meeting will be a virtual meeting to be held as a listen-only conference call by calling 877-407-3088 (Toll Free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email, proxy@equitystock.com. The meeting will be held for the following purposes:

1.	To approve a proposal to give our board of directors the authority, at its discretion, to file articles of amendment to our articles of incorporation to effect a reverse split of our issued common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-100, without reducing the authorized number of shares of our common stock, with the exact ratio to be selected by our board of directors in its discretion and to be effected, if at all, in the sole discretion of our board of directors at any time following stockholder approval of the amendment to our articles of incorporation and before July 24, 2025 without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”);

2.

To authorize the adjournment of the Special Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting or adjournment or postponement thereof to approve any of the foregoing proposals (the “Adjournment Proposal”) and

3.	Other Proposals – to consider and transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

A copy of the Annual Report of the Company’s operations during the fiscal year ended April 30, 2023 is available on request or at www.sec.gov.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL, AND THE ADJOURNMENT PROPOSAL.

The Company’s board of directors has fixed the close of business on June __, 2024 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting of Shareholders and any adjournment or postponement thereof.

Strategic Shareholder Advisor and Proxy Solicitation Agent

200 Broadacres Drive

Bloomfield, NJ 07003

North American Toll Free Phone:

1-833-795-8488

Email: NCPL@allianceadvisors.com

By Order of the Board of Directors

/s/ Martin Kay
	Name:	Martin Kay
	Title:	Chief Executive Officer
June __, 2024
Boston, Massachusetts

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 24, 2024

GENERAL INFORMATION ABOUT THE PROXY STATEMENT AND SPECIAL MEETING

General

Netcapital Inc. (the “Company,” “Netcapital,” “we,” “us,” or “our”), a Utah corporation is providing this proxy statement in connection with the solicitation by the Company’s board of directors (the “Board”) of proxies to be voted at the special meeting (“Special Meeting”) of shareholders to be held virtually at 10:30 am ET on July 24, 2024 as a listen-only conference call by calling 877-407-3088 (Toll Free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email, proxy@equitystock.com.

On or about June __, 2024, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders of record on June __, 2024 (the “Record Date”) (other than those who previously requested electronic or paper delivery of proxy materials), directing shareholders to a website where they can access our proxy materials, including this proxy statement and the 2023 Annual Report, and view instructions on how to vote. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials via e-mail unless you elect otherwise.

The Special Meeting will be held for the purpose of considering and voting upon the following proposals:

1.	a proposal to give our board of directors the authority, at its discretion, to file articles of amendment to our articles of incorporation to effect a reverse split of our issued common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-100, without reducing the authorized number of shares of our common stock, with the exact ratio to be selected by our board of directors in its discretion and to be effected, if at all, in the sole discretion of our board of directors at any time following stockholder approval of the amendment to our articles of incorporation and before July 24, 2025 without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”);

2.	a proposal to authorize the adjournment of the Special Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting or adjournment or postponement thereof to approve any of the foregoing proposals (the “Adjournment Proposal”); and

3.	such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

These proposals are more fully described in the accompanying proxy statement, which you should read carefully.

If you are a shareholder of record, you may attend the Special Meeting in the following ways:

●	Access an audio-only conference call by calling 877-407-3088 (Toll Free) or +1 877-407-3088 (International);

●	Instructions on how to attend and participate in the virtual Special Meeting, including how to demonstrate proof of stock ownership, are also available as follows:

Shareholders of Record

●	Shareholders of record as of the Record Date can attend the special meeting by accessing the live audio conference call at +1-877-407-3088 and presenting the unique 12-digit control number on the proxy card.

Beneficial Owners

●	If you were a beneficial owner of record as of the Record Date (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time, on July 22, 2024. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. At the time of the meeting, access the live audio conference call at +1-877-407-3088 and present your unique 12-digit control number.

●	Shareholders may submit live questions on the conference line while attending the virtual Special Meeting.

If you are a shareholder of record, you may vote your shares in the following ways:

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for or “withheld” for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. The Board has appointed Martin Kay, to serve as the proxy for the Special Meeting. Voting by proxy will not affect your right to attend the Special Meeting. If your shares are registered directly in your name through our stock transfer agent, Equity Stock Transfer, or you have stock certificates, you may vote:

1.	By Internet. The website address for Internet voting is www.netcapital.vote. Please click “Vote Your Proxy” and enter your control number.

2.	By Email. Mark, date, sign and email the Proxy Card to proxy@equitystock.com, ATTN: Shareholder Services.

3.	By mail. Mark, date, sign and mail promptly the Proxy Card, to Equity Stock Transfer at 237 W 37th St. Suite 602 New York, NY 10018, ATTN: Shareholder Services.

4.	By Fax. Mark, date, sign and fax the Proxy Card to 646-201-9006, ATTN: Shareholder Services.

5.	At the Special Meeting. If you are a shareholder of record, you can participate and vote your shares in the Special Meeting by visiting www.netcapital.vote and then clicking “Vote Your Proxy”. You may then enter the control number included on your Proxy Card and view the proposals and cast your vote.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. Alternatively, if you want to vote your shares during the Special Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a shareholder is not the same as a nominee-issued proxy. If you fail to present a nominee-issued proxy to proxy@equitystock.com by 5:00 p.m. Eastern Time on July 22, 2024, you will not be able to vote your nominee held shares during the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Q:	Why are we holding a special meeting?
A:

The primary goal of the reverse stock split, if implemented, is to increase the price per share of our common stock to regain compliance with The Nasdaq Capital Market’s continued listing requirements relating to maintaining a minimum bid price of $1.00 per share.

On September 1, 2023, the Company received a notification from The Nasdaq Stock Market, LLC (“Nasdaq”) notifying the Company that it was not in compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market. Specifically, Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. The Company initially had 180 calendar days, or until by February 28, 2024, to regain compliance with the minimum bid price requirement. The Company was unable to regain compliance with the minimum bid price requirement by February 28, 2024.

On February 29, 2024, the Company received a letter (the “Extension Notice”) from Nasdaq notifying the Company that its request for an extension to regain compliance with the minimum bid price requirement has been granted, and the Company has an additional 180 calendar days, or until August 26, 2024, to regain compliance with the minimum bid price requirement. Nasdaq’s determination was based on the Company meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on the Nasdaq Capital Market with the exception of the bid price requirement, and the Company’s written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.

The Board believes it is in the best interest of the Company and our stockholders to maintain the listing of our common stock on The Nasdaq Capital Market. For more information on the reasons for the Reverse Stock Split Proposal and its general effect, if implemented, please refer to the section of this proxy statement entitled “PROPOSAL NO. 1- THE REVERSE STOCK SPLIT PROPOSAL.”

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:	In accordance with the rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we may furnish proxy materials, including this proxy statement and our 2023 Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which we will begin mailing to our shareholders on or about June __, 2024, will instruct you as to how you may access and review all of the proxy materials over the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Q:	Who is entitled to vote?

A:	Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. A list of shareholders eligible to vote at the Special Meeting is available for inspection at any time up to the Special Meeting. If you would like to inspect the list, please call our Corporate Secretary at (781) 925-1700 to arrange a visit to our offices.

Q:	How many shares of common stock can vote?

A:	There were ________ shares of common stock issued and outstanding as of the close of business on the Record Date. Each shareholder entitled to vote at the Special Meeting may cast one vote for each share of common stock owned by him, her or it which has voting power upon each matter considered at the Special Meeting.

Q:	What may I vote on?

A:	You may vote on the following matters:

1.	To approve the Reverse Stock Split Proposal;

2.	To approve the Adjournment Proposal; and
3.	any other business that may properly come before the Special Meeting and any adjournment or postponement thereof.

Q:	Will any other business be presented for action by shareholders at the Special Meeting?

A:	The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q:	How does the Board recommend that I vote on each of the proposals?

A:	Our Board recommends a vote “FOR” the Reverse Stock Split Proposal (Proposal No. 1) and “FOR” the Adjournment Proposal (Proposal No. 2).

Q:	How do I vote my shares?

A:	Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted “FOR”, “AGAINST” or “ABSTAIN” for the (i) Reverse Stock Split Proposal (Proposal No. 1) and (ii) Adjournment Proposal (Proposal No. 2). Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. The Board has appointed Martin Kay, to serve as the proxy for the Special Meeting. Voting by proxy will not affect your right to attend the Special Meeting. If your shares are registered directly in your name through our stock transfer agent, Equity Stock Transfer, or you have stock certificates, you may vote:

1.	By Internet. The website address for Internet voting is www.netcapital.vote. Please click “Vote Your Proxy” and enter your control number.

2.	By Email. Mark, date, sign and email the Proxy Card to proxy@equitystock.com, ATTN: Shareholder Services.

3.	By mail. Mark, date, sign and mail promptly the Proxy Card, to Equity Stock Transfer at 237 W 37th St. Suite 602 New York, NY 10018 ATTN: Shareholder Services.

4.	By Fax. Mark, date, sign and fax the Proxy Card to 646-201-9006, ATTN: Shareholder Services.

5.	At the Special Meeting. If you are a shareholder of record, you can participate and vote your shares in the Special Meeting by visiting www.netcapital.vote and then clicking “Vote Your Proxy”. You may then enter the control number included on your Proxy Card and view the proposals and cast your vote.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. Alternatively, if you want to vote your shares during the Special Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a shareholder is not the same as a nominee-issued proxy. If you fail to present a nominee-issued proxy to proxy@equitystock.com by 5:00 p.m. Eastern Time on July 22, 2024, you will not be able to vote your nominee held shares during the Special Meeting.

Q:	What is a proxy?

A:	A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxy Martin Kay, our Chief Executive Officer. He may act on your behalf, and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to virtually attend the Special Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted.

Q:	How Will my Shares be Voted if I Give No Specific Instruction?

A:

We must vote your shares as you have instructed. If there is a matter on which a shareholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted “FOR” the Reverse Stock Split Proposal (Proposal No. 1) and “FOR” the Adjournment Proposal (Proposal No. 2).

This authorization would exist, for example, if a shareholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Special Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

Q:	Will my shares be voted if I do not return my proxy?
A:

If your shares are registered directly in your name, your shares may not be voted if you do not vote by returning your proxy by mail, over the phone or over the Internet before the Annual Meeting or in person at the Annual Meeting.

If your shares are held in “street name,” your brokerage firm, bank or other nominee may, under certain circumstances, vote your shares if you do not timely return your voting instructions. Brokers, banks or other nominees can vote their customers’ unvoted shares on discretionary matters but cannot vote such shares on non-discretionary matters. If you do not timely return voting instructions to your brokerage firm, bank or other nominee to vote your shares, your brokerage firm, bank or other nominee may, on discretionary matters, either vote your shares or leave your shares unvoted.

Proposal No. 1, regarding the Reverse Stock Split Proposal, [is a discretionary matter and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal; however,], we encourage you to timely provide voting instructions to your brokerage firm, bank or other nominee. This ensures that your shares will be voted at the Special Meeting according to your instructions. You should receive directions from your brokerage firm, bank or other nominee about how to submit your voting instructions to them.

Proposal No. 2, regarding the Adjournment Proposal, is a discretionary matter and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal; however, we encourage you to timely provide voting instructions to your brokerage firm, bank or other nominee. This ensures that your shares will be voted at the Special Meeting according to your instructions. You should receive directions from your brokerage firm, bank or other nominee about how to submit your voting instructions to them.

Q:	What if I want to change my vote or revoke my proxy?

A:	If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the Special Meeting. To do so, you must do one of the following:

1.	Vote over the Internet as instructed above. Only your latest Internet vote is counted. You may not revoke or change your vote over the Internet after 7:00 p.m. Eastern Time on July 22, 2024.

2.	Sign a new proxy and submit it by mail to Equity Stock Transfer at 237 W 37th St. Suite 602 New York, NY 10018 ATTN: Shareholder Services, who must receive the proxy card no later than February 22, 2024. Only your latest dated proxy will be counted.

3.	Virtually attend the Special Meeting and vote electronically at the meeting. Virtually attending the Special Meeting alone will not revoke your Internet vote or proxy submitted by mail, as the case may be.

4.	Give our Corporate Secretary written notice before or at the Special Meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your bank, brokerage firm, or other nominee. You may also vote electronically at the Special Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a broker’s legal proxy as described in the answer to the question “How do I vote my shares?” above.

Q:	What is a quorum?

A:	The holders of more than 50% of the ______ shares of common stock outstanding as of the Record Date, either present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the Special Meeting. If you choose to have your shares represented by proxy at the Special Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance at the Special Meeting or represented by proxy, the shareholders present by attendance at the meeting or by proxy may adjourn the Special Meeting until a quorum is present.

Q:	What is a Broker Non-Vote?

A:

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the shareholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion. Broker non-votes will not be included in the tabulation of the voting results of any of the “non-discretionary” proposals and, therefore, will have no effect on such proposals.

Our common stock is listed on the Nasdaq Capital Market. However, under current New York Stock Exchange (“NYSE”) rules and interpretations that govern broker non-votes:

(i) Proposal No. 1 for the Reverse Stock Split Proposal is considered a discretionary matter and a broker will be permitted to exercise its discretion to vote uninstructed shares of the proposal;

(ii) Proposal No. 2 for the Adjournment Proposal is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares of the proposal;

Q:	What vote is required to approve each matter and how are votes counted?

A:	The table below summarizes the proposal that will be voted on, the vote required to approve the proposal and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Reverse Stock Split Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Special Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	(1)	Yes(2)

Proposal No. 2: Adjournment Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Special Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	(1)	Yes(2)

(1)	A vote marked as an “Abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

(2)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

Q:	Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

A:	Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within sixty days following the Record Date) of approximately ___% of our outstanding common stock and are expected to vote in favor of Reverse Stock Split Proposal and the Abstention Proposal.

Q:	Who will count the votes?

A:	A representative of Equity Stock Transfer, will serve as our inspector of elections and will count the votes cast by proxy and the votes cast in person at the Special Meeting.

Q:	How do I attend the Special Meeting?

A:

Shareholders of Record: Shareholders of record as of the Record Date can attend the special meeting by accessing the live audio conference call at +1-877-407-3088 and presenting the unique 12-digit control number on the proxy card.

Beneficial Owners: If you were a beneficial owner of record as of the Record Date (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time, on July 22, 2024. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. At the time of the meeting, access the live audio conference call at +1-877-407-3088 and present your unique 12-digit control number.

Q:	Why a virtual meeting?

A:	We are pleased to offer our shareholders a completely virtual Special Meeting, which provides worldwide access, improved communication and cost savings for our shareholders and the Company.
Q:	What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual audio conference line?

A:	We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Special Meeting. If you encounter any difficulties, please call: 877-804-2062 (Toll Free) or email proxy@equitystock.com.

Q:	Are there any expenses associated with collecting the shareholder votes?

A:	All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials. If you have any questions or require any assistance with completing your proxy, please contact Equity Stock Transfer by telephone at 877-804-2062 (Toll Free) or email proxy@equitystock.com. In addition, we have retained Alliance Advisors as our strategic shareholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the Special Meeting at an approximate cost of $15,000, plus reimbursement of expenses. If you have any questions or require any assistance with completing your proxy, please contact Alliance Advisors by telephone (toll-free within North America) at 1-833-795-8488 or by email at NCPL@allianceadvisors.com.

Q:	Do I have Dissenters’ Rights of Appraisal?

A:	Our shareholders do not have appraisal rights under Utah law or under our governing documents with respect to the matters to be voted upon at the Special Meeting.

Q:	Where can I find the voting results?

A:	Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Special Meeting.

Q:	How do I obtain an Annual Report on Form 10-K

A:

If you would like a copy of our Annual Report on Form 10-K for the fiscal year ended April 30, 2023 that we filed with the SEC, we will send you one without charge. Please write to:

NETCAPITAL INC.

1 Lincoln Street,

Boston, MA 02111

Attn: Corporate Secretary

All of our SEC filings are also available free of charge under the heading “SEC Filings” in the “Investors” section of our website at www.netcapitalinc.com.

PROPOSAL NO. 1

THE REVERSE STOCK SPLIT PROPOSAL

General

Our Board is recommending that our stockholders approve an amendment to our articles of incorporation, as amended, to effect a reverse split of the issued shares of our common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-100, without reducing the authorized number of shares of our common stock, with the exact ratio to be selected by the Board in its discretion, and to be effected, if at all, in the sole discretion of the Board at any time after stockholder approval of the amendment and before July 24, 2025 without further approval or authorization of our stockholders. If our stockholders approve this proposal, the Board will have authority to give effect to the reverse stock split. However, notwithstanding stockholder approval of this proposal, the Board may elect not to proceed with the reverse stock split if, at any time the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the reverse stock split. By voting in favor of this proposal, you are expressly also authorizing the Board to determine not to proceed with the reverse stock split in its sole discretion.

If the reverse stock split is implemented, at the effective time of the reverse split, the issued shares of our common stock immediately prior to the effective time will be combined and reclassified into a smaller number of shares such that, except for adjustments that may result from the treatment of fractional shares as described below, each of our stockholders will own one new share of our common stock for every 2 to 100 shares of common stock owned by such stockholder immediately prior to the effective time of the reverse split, depending on the exact ratio approved by the Board.

A copy of the proposed form of articles of amendment to our articles of incorporation to effect the reverse stock split is attached as Appendix A to this proxy statement. Any amendment to our articles of incorporation to effect the reverse stock split will include the reverse stock split ratio fixed by the board of directors, within the range approved by our stockholders.

Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our primary reason for recommending the reverse stock split is based on our belief that the reverse stock split will be necessary to increase the bid price of our common stock to avoid being delisted from The Nasdaq Capital Market. Our common stock is publicly traded and listed on The Nasdaq Capital Market under the trading symbol “NCPL.” To maintain our listing, we must comply with the continued listing requirements of The Nasdaq Capital Market, which include a minimum bid price requirement of $1.00 per share.

On September 1, 2023, the Company received a notification from The Nasdaq Stock Market, LLC (“Nasdaq”) notifying the Company that it was not in compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market. Specifically, Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. The Company initially had 180 calendar days, or until by February 28, 2024, to regain compliance with the minimum bid price requirement. The Company was unable to regain compliance with the minimum bid price requirement by February 28, 2024.

On February 29, 2024, the Company received a letter (the “Extension Notice”) from Nasdaq notifying the Company that its request for an extension to regain compliance with the minimum bid price requirement has been granted, and the Company has an additional 180 calendar days, or until August 26, 2024, to regain compliance with the minimum bid price requirement. Nasdaq’s determination was based on the Company meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on the Nasdaq Capital Market with the exception of the bid price requirement, and the Company’s written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.

The Board believes it is in the best interest of the Company and our stockholders to maintain the listing of our common stock on The Nasdaq Capital Market.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, our Board took into consideration negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split. Even if our stockholders approve the Reverse Stock Split, our Board reserves the right not to effect the Reverse Stock Split if in our Board’s opinion it would not be in the best interests of the Company or our stockholders to effect such Reverse Stock Split.

The Board has considered the potential harm to the Company and our stockholders should Nasdaq delist our common stock from The Nasdaq Capital Market. Delisting our common stock could adversely affect the liquidity and market price of our common stock because alternatives, such as the OTCQB and the Pink markets operated by the OTC Markets Group Inc., are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our common stock on such markets. Many investors likely would not buy or sell our common stock due to difficulty in accessing the OTCQB or Pink markets, policies preventing them from trading in securities not listed on a national securities exchange, or other reasons. Delisting of our common stock from The Nasdaq Capital Market could also cause a loss of confidence of existing or potential industry partners, clients, lenders, and employees, which could further harm our business and our future prospects. The Board believes that the reverse stock split is a potentially effective means for us to regain compliance with the Minimum Bid Price Requirement by producing the immediate effect of increasing the per share bid price of our common stock to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from The Nasdaq Capital Market.

In addition, the reverse stock split may make our common stock a more attractive and cost-effective investment to a broader range of investors, which in turn could improve the marketability and liquidity of our common stock. For example, the current market price of our common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing our common stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in investors paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Reducing the number of outstanding shares of our common stock through the reverse stock split is intended, absent other factors, to increase the per share bid price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the bid price of our common stock. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended or expected benefits described above, that the bid price of our common stock will increase following the reverse stock split, that as a result of the reverse stock split we will be able to satisfy the Minimum Bid Price Requirement, or that the bid price of our common stock will not decrease in the future. Additionally, we cannot assure you that the bid price per share of our common stock after the reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split. Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split, and a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock.

Effects of the Reverse Stock Split

Generally

Based on _________ shares of our common stock issued as of the Record Date for the Meeting, immediately following the reverse stock split, if implemented (without giving effect to rounding for fractional shares):

●	assuming a 1-for-2 reverse split ratio, we would have approximately ________ shares of common stock issued;

●	assuming a 1-for-20 reverse split ratio, we would have approximately ________ shares of common stock issued, which;

●	assuming a 1-for-50 reverse split ratio, we would have approximately ________ shares of common stock issued; and

●	assuming a 1-for-100 reverse split ratio, we would have approximately ________ shares of common stock issued.

The reverse stock split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest or any stockholder’s proportionate voting power, except that, as described below under “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the reverse stock split because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share.

The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

If the reverse stock split is effected, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our common stock, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below under “Procedure for Implementing the Reverse Stock Split — Holders of Certificated Shares of Common Stock.”

Our common stock is currently registered under the Securities Exchange Act of 1934 (the “Exchange Act”), and we are subject to the current and periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our common stock under the Exchange Act. In addition, notwithstanding the decrease in the number of outstanding shares that will result if the reverse stock split is effected, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Our common stock would continue to be listed on The Nasdaq Capital Market under the symbol “NCPL” immediately following the reverse stock split, although it is likely that Nasdaq would temporarily add the letter “D” to the end of the trading symbol to indicate that the reverse stock split occurred.

Effect on Authorized Shares of Common Stock

The reverse stock split will not change the number of authorized shares of our common stock. Because the number of issued shares of our common stock will decrease if the reverse stock split is effected, the number of shares of our common stock remaining available for issuance will increase. Currently, the number of authorized shares of our common stock is 900,000,000. Subject to limitations imposed by Nasdaq, the additional shares available for issuance may be issued without stockholder approval at any time, in the sole discretion of the Board. The authorized and unissued shares may be issued for cash, for acquisitions or for any other purpose that the Board determines to be in our best interests.

By increasing the number of authorized but unissued shares of our common stock, the reverse stock split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company or our stockholders. The reverse stock split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the reverse stock split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The reverse stock split may have the effect of permitting our current management, including our current directors, to retain their position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with our operations. However, the Board is not aware of any attempt to take control of the Company and the Board has not approved the reverse stock split with the intent that it be utilized as a type of anti-takeover device.

Effect on Par Value of our Common Stock

The reverse stock split will not affect the per share par value of our common stock, which will remain at $0.001.

Effect on Warrants, and Convertible or Exchangeable Securities

If the reverse stock split is effected, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of outstanding warrants, and convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of our common stock, if any. This will result in approximately the same aggregate price being required to be paid under such securities upon exercise, exchange or conversion, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares reserved for issuance pursuant to these securities, if any, will be proportionately adjusted based on the reverse stock split ratio approved by the Board, subject to our treatment of fractional shares.

Effect on our Equity Incentive Plans and Outstanding Awards

Pursuant to the terms of our 2023 Omnibus Equity Incentive Plan (the “2023 Plan”) the number of shares of common stock issuable upon exercise or vesting of all then outstanding stock options, restricted stock units (“RSUs”), and other equity awards will be proportionately adjusted using the reverse stock split ratio approved by the Board for the reverse stock split, and rounded down to the nearest whole share. The number of shares then reserved for issuance under the Plans will also be reduced proportionately based upon the reverse stock split ratio approved by the Board. In addition, the exercise price for each outstanding stock option will be increased in inverse proportion to the reverse stock split ratio approved by the Board such that upon an exercise, the aggregate exercise price payable by the option holder to the Company for the shares subject to the option will remain approximately the same as the aggregate exercise price prior to the reverse stock split, subject to the terms of such securities.

Effect on our Outstanding Warrants

As of the Record Date, we have ________ shares of common stock issuable upon the exercise of stock warrants outstanding at a weighted average exercise price of $_______ per share. The number of shares of common stock issuable upon exercise of all then outstanding stock warrants will be proportionately adjusted using the reverse stock split ratio approved by the Board for the reverse stock split, and rounded down to the nearest whole share.

Fractional Shares

We will not issue fractional shares in connection with the reverse stock split. Instead, record holders of our common stock who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the reverse stock split ratio approved by the Board will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Procedure for Implementing the Reverse Stock Split

If our stockholders approve this proposal, and if the Board determines that it is in our best interest and the best interests of our stockholders to implement the reverse stock split, we will file the articles of amendment to our articles of incorporation with the Secretary of State of the State of Utah to effect the reverse stock split with the reverse stock split ratio approved by the Board. As of the effective time of the reverse stock split, each stock certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Holders of Certificated Shares of Common Stock

If the reverse stock split is effected, stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the reverse stock split. The letter of transmittal will contain instructions on how a stockholder should surrender their certificate(s) representing pre-split shares of our common stock to our transfer agent in exchange for certificates representing the appropriate number of shares of post-reverse stock split common stock. No certificates representing post-split shares of our common stock will be issued to a stockholder until such stockholder has surrendered to our transfer agent all their certificates representing their pre-split shares, together with a properly completed and executed letter of transmittal. No stockholder will be required to pay a transfer or other fee to exchange their certificates representing pre-split shares of our common stock. Until surrendered, we will deem certificates representing pre-split shares of our common stock to be cancelled and only to represent the number of whole shares of post-split shares of our common stock to which these stockholders are entitled, subject to the treatment of fractional shares. If a certificate representing pre-split shares of our common stock bears a restrictive legend, the certificate issued in exchange therefor will bear the same restrictive legend. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

Registered “Book-Entry” Holders of Common Stock

If the reverse stock split is effected, stockholders who hold their shares of our common stock electronically in book-entry form with our transfer agent will not need to any take action to receive their shares of post-reverse stock split common stock (i.e., the exchange will be automatic).

Beneficial Owners

If the reverse stock split is effected, we intend to treat shares held by stockholders through a broker, bank, or other nominee in the same manner as shares held by stockholders of record. Brokers, banks, and other nominees will be instructed to effect the reverse stock split for beneficial owners holding our common stock in street name. However, these brokers, banks, and other nominees may have different procedures for processing the reverse stock split than for stockholders of record. Stockholders who hold shares of our common stock in street name and who have questions in this regard are encouraged to contact the brokers, banks, or other nominees holding their shares.

Accounting Matters

The reverse stock split will not affect the per share par value of our common stock. As a result, as of the effective time of the reverse stock split, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet, in the aggregate, will not change due to the reverse stock split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the reverse stock split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder of our common stock, which is a beneficial owner of our common stock that is either:

●	an individual citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the reverse stock split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. For example, this summary does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates or former citizens or residents, persons subject to the alternative or corporate minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons who acquired their shares or equity awards in connection with employment or other performance of services, (iii) persons who hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes, or (iv) persons who do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address the Medicare tax on net investment income, tax considerations in respect of our preferred stock, or tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse stock split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the reverse stock split, and there can be no assurance that the Internal Revenue Service will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

Stockholders should consult their own tax advisors concerning the particular U.S. federal tax consequences of the reverse stock split to them, as well as the consequences to them arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The reverse stock split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Certain filings with the Internal Revenue Service must be made by us and certain ‘significant holders” of our common shares in order for the reverse stock split to qualify as a reorganization. Assuming the reverse stock split qualifies as a reorganization, other than with respect to any U.S. holder that receives a full share in lieu of a fractional share, a U.S. holder generally will not recognize gain or loss upon the exchange of shares of our common stock for a lesser number of shares of our common stock, based upon the reverse stock split ratio.

A U.S. holder’s aggregate tax basis in the lesser number of shares of our common stock received in the reverse stock split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the reverse stock split. The holding period for the common stock received as a result of the period during which a U.S. holder held the shares of our common stock that were surrendered in the reverse stock split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered for the shares of our common stock received pursuant to the reverse stock split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As noted above, we will not issue fractional shares in connection with the reverse stock split. Instead, stockholders who would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share are not clear. A U.S. holder that receives a full share in lieu of a fractional share may be treated as though it received a distribution from us to the extent that the value of the full share exceeds the value of the fractional share the holder otherwise would have received. Such distribution would generally be a dividend to the extent of our current or accumulated earnings and profits. Any amount in excess of earnings and profits would generally reduce the holder’s basis their shares by the amount of such excess. The portion of the full share in excess of the fractional share would generally have a tax basis equal to the amount recognized as a dividend and the holding period for such share would begin on the date of the deemed distribution. Holders are urged to consult their own tax advisors as to the possible tax consequences of receiving an additional fraction of a share in the reverse stock split.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT CONSTITUTE A TAX OPINION. EACH STOCKHOLDER SHOULD CONSULT THEIR OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Interests of Directors and Executive Officers

None of the Company’s directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of shares of the Company’s common stock.

No Appraisal Rights

Stockholders are not entitled to rights of appraisal with respect to this proposal.

Required Vote

The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve Proposal No. 1.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1.

PROPOSAL NO. 2

ADJOURNMENT PROPOSAL

At the Special Meeting, we may ask our shareholders to vote on a proposal to adjourn the Special Meeting if necessary or appropriate in the sole discretion of our Board, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting or any adjournment or postponement of the Special Meeting to approve any of the other proposals.

If at the Special Meeting the number of shares authorized to vote present or represented by proxy and voting in favor of a proposal is insufficient to approve such proposal, then our Board may hold a vote on each proposal that has garnered sufficient votes, if any, and then move to adjourn the Special Meeting as to the remaining proposals in order to solicit additional proxies in favor of those remaining proposals.

Alternatively, even if there are sufficient shares authorized to vote present or represented by proxy voting in favor of all of the proposals, our Board may hold a vote on the adjournment proposal if, in its sole discretion, it determines that it is necessary or appropriate for any reason to adjourn the Special Meeting to a later date and time. In that event, the Company will ask its shareholders to vote only upon the adjournment proposal and not any other proposal.

Any adjournment may be made without notice (if the adjournment is not for more than thirty days and a new record date is not fixed for the adjourned meeting), other than by an announcement made at the Special Meeting of the time, date and place of the adjourned meeting.

Any adjournment of the Special Meeting will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned.

If we adjourn the Special Meeting to a later date, we will transact the same business and, unless we must fix a new record date, only the shareholders who were eligible to vote at the original meeting will be permitted to vote at the adjourned meeting.

Required Vote

The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve Proposal No. 2.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT1

The following table sets forth information with respect to the beneficial ownership of shares of our Common Stock as of the Record Date by:

●	each person whom we know beneficially owns more than 5% of any class of equity security;

●	each of our directors individually;

●	each of our named executive officers individually; and

●	all of our current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to such securities. In addition, pursuant to such rules, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of June __, 2024. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the beneficial owners named in the table below have sole voting and investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property laws. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Common Stock*
5% or Greater Shareholders:
Netcapital DE LLC(2)	1,711,261
Armistice Capital Master Fund Ltd.(3)(4)	1,487,138
Lind Global Fund II LP(5)	1,420,000
Officers and Directors:
Jason Frishman(6)	1,802,928
Martin Kay(7)	395,833
Steven Geary(8)	259,366
Arnold Scott(9)	92,807
Coreen Kraysler(10)	114,167
Cecilia Lenk(11)	38,568
Avi Liss(12)	20,792
All Named Executive Officers and Directors as a Group (7 persons)	2,724,460

* Based on __________ shares outstanding as of the Record Date.

** Less than 1%

(1)	Unless otherwise noted, the business address of each member of our Board is c/o Netcapital Inc. 1 Lincoln Street, Boston Massachusetts 02111.

(2)	The natural person with investment control over the securities held by Netcapital DE LLC is Jason Frishman. Netcapital Systems LLC has agreed to vote its shares of common stock to support the resolutions of the Board of Netcapital Inc. on any matters that are brought to a shareholder vote.

1 TO BE UPDATED BY THE COMPANY

(3)	Based solely on a Schedule 13G filed with the SEC on February 14, 2024, Armistice Capital Master Fund Ltd.’s ownership consists of (i) 8,000,000 Series A-1 Warrants to Purchase Shares of Common Stock and (ii) 6,600,000 Pre-Funded Warrants; however, due to the exercise limitations of the Warrants, the reporting person’s beneficial ownership has been limited to 1,487,138 shares in the aggregate. Each of the Warrants includes a provision limiting the holder’s ability to exercise the Warrants if such exercise would cause the holder to beneficially own greater than 9.99% of the Company.

(4)	Armistice Capital, LLC (“Armistice Capital”) is the investment manager of Armistice Capital Master Fund Ltd. (the “Master Fund”), the direct holder of the Shares, and pursuant to an Investment Management Agreement, Armistice Capital exercises voting and investment power over the securities of the Issuer held by the Master Fund and thus may be deemed to beneficially own the securities of the Issuer held by the Master Fund. Mr. Boyd, as the managing member of Armistice Capital, may be deemed to beneficially own the securities of the Issuer held by the Master Fund. The Master Fund specifically disclaims beneficial ownership of the securities of the Issuer directly held by it by virtue of its inability to vote or dispose of such securities as a result of its Investment Management Agreement with Armistice Capital. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.

(5)	Based solely on a Schedule 13G filed with the SEC on January 4, 2024, Lind Global Fund II LP’s ownership consists of (i) 1,400,000 shares of common stock, (ii) 4,600,000 Pre-funded Warrants, (iii) 6,000,000 A-1 Warrants, and (iv) 6,000,000 A-2 Warrants; however, due to the exercise limitations of the Warrants, the reporting person’s beneficial ownership has been limited to 1,420,000 shares in the aggregate. Each of the Warrants includes a provision limiting the holder’s ability to exercise the Warrants if such exercise would cause the holder to beneficially own greater than 9.99% of the Company. The address of Lind Global Fund II LP is 444 Madison Ave, Floor 41 New York, NY 10022

(6)	Includes (i) 91,667 shares of common stock subject to stock options that are presently exercisable or exercisable within 60 days after the Record Date, and (ii) 1,711,261 shares of common stock held by Netcapital Systems LLC, an entity that Jason Frishman is the President of and in such capacity has the right to vote and dispose of the securities held by such entity.

(7)	Includes (i) 395,833 shares of common stock subject to stock options that are presently exercisable or exercisable within 60 days after the Record Date.

(8)	Includes (i) 249,274 shares of common stock and (ii) 9,792 shares of common stock subject to stock options that are presently exercisable or exercisable within 60 days after the Record Date.

(9)	Includes 6,667 shares of common stock subject to stock options that are presently exercisable or exercisable within 60 days of the Record Date.

(10)	Includes 91,667 shares of common stock subject to stock options that are presently exercisable or exercisable within 60 days after the Record Date.

(11)	Includes 12,917 shares of common stock subject to stock options that are presently exercisable or exercisable within 60 days after the Record Date.

(12)	Includes 9,792 shares of common stock subject to stock options that are presently exercisable or exercisable within 60 days of the Record Date.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2024 ANNUAL MEETING OF
SHAREHOLDERS

Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 annual meeting of shareholders (the “2024 Annual Meeting”) must submit the proposal to us at our corporate headquarters no later than June 7, 2024, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. In the event the date of the 2024 Annual Meeting has been changed by more than 30 days from the date of the 2023 Annual Meeting, shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting must submit the proposal to us at our corporate headquarters no later than a reasonable time before we begin to print and send our proxy materials for our 2024 Annual Meeting.

Shareholders who intend to present a proposal at our 2024 Annual Meeting without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive offices on or after January 5, 2024 but no later than February 6, 2024; provided, however, in the event that the 2024 Annual Meeting occurs on a date that is not within 25 days before or after the anniversary date of the 2023 Annual Meeting, notice of such proposal must be received by our Corporate Secretary no later than the close of business on the 10th day following the day on which such notice of the date of the 2024 Annual Meeting is mailed or public disclosure of the date of the 2024 Annual Meeting is made, whichever first occurs. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

The Board knows of no other business, which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting virtually, at your request, we will cancel your previously submitted proxy.

ADDITIONAL INFORMATION

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a proxy statement or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address or phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 1 Lincoln Street, Boston, MA 02111, Attn: Secretary, or by phone at (781) 925-1700. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

ANNUAL REPORT

Additional copies of our Annual Report on Form 10-K for the fiscal year ended April 30, 2023 may be obtained without charge by writing to the Company at 1 Lincoln Street, Boston, MA 02111, Attn: Secretary, or by phone at (781) 925-1700.

By Order of the Board of Directors

By:	/s/ Martin Kay
Name:	Martin Kay
Title:	Chief Executive Officer
Date:	June [__], 2024

APPENDIX A

State of Utah DEPARTMENT OF COMMERCE Division of Corporations & Commercial Code Articles of Amendment to Articles of Incorporation (Profit)

Entity Number: 866715-0142

Non-Refundable Processing Fee: $37.00

Pursuant to UCA § 16-10a part 10, the individual named below causes this Amendment to the Articles of Incorporation to be delivered to the Utah Division of Corporations for filing, and states as follows:

1. The name of the corporation is: Netcapital Inc.

2. The date the following amendment(s) was adopted: _________________________

3. If changing the corporation name, the new name of the corporation is:

4. The text of each amendment adopted (include attachment if additional space needed): The Articles of Incorporation are hereby amended by revising Article IV to include a new Section C as follows:

“(C) Effective at 6:00 p.m. Eastern Time (the “Effective Time”) on the effective date of the articles of amendment adding this Section C to Article FOURTH of the certificate of incorporation of the corporation (the “Effective Date”), every [two to one hundred, depending on the exact ratio to be approved by the Board of Directors (2 to 100]) shares of Common Stock issued and outstanding or held by the corporation in treasury stock, in each case immediately prior to the Effective Time, shall automatically be combined and reclassified into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the corporation or the holder thereof (the “Reverse Split”); provided, however, that if the Reverse Split would result in the record account of any holder of Common Stock having a number of shares of Common Stock that is, in the aggregate, less than one (1) share (a “Fractional Share”), such holder shall be entitled to receive a whole share of Common Stock in lieu of a Fractional Share. The Reverse Split shall have no effect on the number of authorized shares of Common Stock or the par value per share thereof.”

5. If providing for an exchange, reclassification or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:

6. Indicate the manner in which the amendment(s) was adopted (mark only one):

Adopted by Incorporators or Board of Directors - Shareholder action not required.

X	Adopted by Shareholders - Number of votes cast for amendment was sufficient for approval.

7. Delayed effective date (if not to be effective upon filing) _______ (MM-DD-YYYY not to exceed 90 days)

Under penalties of perjury, I declare that this Amendment of Articles of Incorporation has been examined by me and is, to the best of my knowledge and belief, true, correct and complete.

By:

Title:	Chief Executive Officer

Date: _________, 2024

Under GRAMA {63G-2-201}, all registration information maintained by the Division is classified as public record. For confidentiality purposes, you may use the business entity physical address rather than the residential or private address of any individual affiliated with the entity.

Mailing/Faxing Information:www.corporations.utah.gov/contactus.html Division’s Website:www.corporations.utah.gov

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